United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

Stamford Industrial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Landmark Square, 21st Floor, Stamford Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 428-2200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As part of our previously disclosed strategy of seeking to build a global diversified industrial company, Stamford Industrial Group, Inc. (the “Company”) is scheduled to meet with certain financial institutions beginning on September 24, 2008. Meetings were scheduled with the assistance of Wm Smith & Co. A copy of the presentation to be used at these meetings is furnished as Exhibit 99.1 (the “Presentation”).

The Presentation contains the non-GAAP measures of “EBITDA” Earnings before interest, taxes, depreciation and amortization; and “Adjusted EBITDA” Earnings before interest, taxes, depreciation and amortization, deferred stock-based compensation, incentive compensation, other expense and related party stock and cash fees, because the Company believes that it enhances the user's overall understanding of the Company’s current financial performance relative to past performance and provides, to the nearest GAAP measure, a better baseline for modeling future earnings expectations. The Company has provided a reconciliation within the Presentation of the non-GAAP financial measures of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure. The Company’s management, however, cannot provide any assurance that the above-referenced non-GAAP financial measures are comparable to similarly titled financial measures presented by other publicly-traded companies. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the Presentation.

The information in this Form 8-K and Presentation furnished as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The Presentation furnished as Exhibit 99.1 includes “forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking and other statements, which are not historical facts, are based largely upon our current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include, among others, our inability to secure necessary financing, our ability to implement our acquisition growth strategy and integrate and successfully manage any businesses that we acquire, our ability to continue to grow revenues in our operating divisions, our ability to use our net operating loss carry forward, changes in the Company’s relationship with customers, changes in the demand for counterweights or the growth of the construction industry, changes in our relationship with our unionized employees, reductions to our deferred tax assets or recognition of such assets, the price of steel, and other factors described in the “Risk Factors” section of the Company's filings with the Securities and Exchange Commission, including the Company's latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q. These filings may be obtained at our website at www.stamfordig.com or the Securities and Exchange Commission’s website at www.sec.gov. The forward-looking statements contained in the Presentation speak only as of the date of the Presentation, and the Company has no obligation to update publicly or revise any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation of Stamford Industrial Group, Inc., dated September 24, 2008 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2008	Stamford Industrial Group, Inc.

	By:	/s/ Jonathan LaBarre
Jonathan LaBarre Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Number	Exhibit
99.1	Presentation of Stamford Industrial Group, Inc., dated September 24, 2008 (furnished only).